UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Auxilium Pharmaceuticals, Inc. (“Auxilium” or the “Company”) with the U.S. Securities and Exchange Commission on April 29, 2013 (the “Original Report”) regarding the acquisition by Auxilium of Actient Holdings LLC, a Delaware limited liability company (“Actient”), pursuant to that certain Agreement and Plan of Merger, dated as of April 26, 2013, by and among Actient, Auxilium, Opal Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Auxilium, GTCR Fund IX/B, L.P., a Delaware limited partnership (“Blocker Seller”), and GTCR Fund IX/A, L.P., a Delaware limited partnership, solely in its capacity as representative for the Blocker Seller and Actient’s other unit holders and option holders.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Report remain the same and are hereby incorporated by reference into this Amendment.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of Actient as of and for the years ended December 31, 2012 and 2011, as well as the unaudited condensed consolidated financial statements of Actient as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, filed as Exhibit 99.1 and 99.2, respectively, to this Amendment No. 1 and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, as required by this Item 9.1(b) with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

•                  Unaudited Pro Forma Condensed Combined Balance Sheet of Auxilium Pharmaceuticals, Inc. & Actient Holdings LLC as of March 31, 2013

•                  Unaudited Pro Forma Condensed Combined Statement of Operations of Auxilium Pharmaceuticals, Inc. & Actient Holdings LLC for the three months ended March 31, 2013

•                  Unaudited Pro Forma Condensed Combined Statement of Operations of Auxilium Pharmaceuticals, Inc. & Actient Holdings LLC for the twelve months ended December 31, 2012

(c)                                  Exhibits.

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit No.	Description
23.1	Consent of Ernst & Young, LLP
99.1	Audited consolidated financial statements of Actient as of and for the years ended December 31, 2012 and 2011
99.2	Unaudited condensed consolidated financial statements of Actient as of March 31, 2013 and for the three months ended March 31, 2013 and 2012
99.3	Unaudited pro forma condensed combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: July 12, 2013	By:	/s/ James E. Fickenscher

James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young, LLP
99.1	Audited consolidated financial statements of Actient as of and for the years ended December 31, 2012 and 2011
99.2	Unaudited condensed consolidated financial statements of Actient as of March 31, 2013 and for the three months ended March 31, 2013 and 2012
99.3	Unaudited pro forma condensed combined financial statements